UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2011 (April 28, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address of principal executive offices, including zip code)

(602) 494-5328

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 28, 2011, Southern Copper Corporation (“SCC” or the “Company”), held its 2011 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 850,000,000 shares of Common Stock.  795,404,847 shares, constituting approximately 93.58% of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.                To elect our fourteen directors, who will serve until the 2012 annual meeting.

2.                To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2011.

3.                To approve, by non-binding advisory vote, our executive compensation.

4.                To recommend, by non-binding advisory vote, the frequency of future stockholders’ advisory votes on executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non- Votes
Germán Larrea Mota-Velasco	715,294,156	49,497,005	30,613,686
Oscar González Rocha	707,880,154	56,911,007	30,613,686
Emilio Carrillo Gamboa	761,961,630	2,829,531	30,613,686
Alfredo Casar Pérez	725,540,220	39,250,941	30,613,686
Luis Castelazo Morales	725,305,096	39,486,065	30,613,686
Enrique Castillo Sánchez Mejorada	687,656,411	77,134,750	30,613,686
Alberto de la Parra Zavala	725,602,249	39,188,912	30,613,686
Xavier García de Quevedo Topete	706,416,621	58,374,540	30,613,686
Genaro Larrea Mota-Velasco	719,855,304	44,935,857	30,613,686
Daniel Muñiz Quintanilla	725,568,421	39,222,740	30,613,686
Luis Miguel Palomino Bonilla	761,949,756	2,841,405	30,613,686
Gilberto Perezalonso Cifuentes	683,121,059	81,670,102	30,613,686
Juan Rebolledo Gout	725,604,266	39,186,895	30,613,686
Carlos Ruiz Sacristán	762,702,150	2,089,011	30,613,686

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF SCC’s INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)

In Favor	Against	Abstain	Broker Non-Votes
792,901,828	2,192,889	310,130	N/A

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)

In Favor	Against	Abstain	Broker Non-Votes
760,754,812	2,100,131	1,936,218	30,613,686

PROPOSAL 4 — RECOMMENDATION OF THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
738,183,929	292,936	25,911,663	402,633	30,613,686

In accordance with the voting results for Proposal Number 4, the Company determined that the non-binding advisory vote to approve the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Dated: April 28, 2011	By:	/s/ Jose N. Chirinos
		Name:	Jose N. Chirinos
		Title:	Comptroller